Goodwill and Other Intangible Assets	9 Months Ended
Sep. 30, 2014
Goodwill and Other Intangible Assets

8. Goodwill and Other Intangible Assets (Unaudited)

Goodwill

Goodwill consisted of the following (in thousands):

Balance at December 31, 2013.	$—
Acquisition of Springstone	72,592

Balance at September 30, 2014	$72,592

There was no impairment of goodwill during the nine months ended September 30, 2014. During the third quarter of 2014, we recorded an immaterial amount of adjustment to goodwill for the finalization of the net working capital balance and a revenue refund liability as of the acquisition date.

Intangible Assets

Intangible assets acquired are as follows as of September 30, 2014 (unaudited) (dollars in thousands):

	Gross Carrying Value	Accumulated Amortization	Net Carrying Value	Remaining Useful Life
Customer relationships	$39,500	$(2,382)	$37,118	13.5
Technology	400	(60)	340	2.5
Brand name	300	(68)	232	1.5

Total intangible assets subject to amortization	$40,200	$(2,510)	$37,690	13.3

The customer relationship intangible assets are being amortized on an accelerated basis over a 14 year period. The technology and brand name intangible assets are being amortized straight line over three and two years, respectively. Amortization expense associated with other intangible assets for the nine months ended September 30, 2014 was $2.5 million.

The expected future amortization expense for intangible assets as of September 30, 2014 is as follows (unaudited) (in thousands):

Remainder of 2014	$1,388
2015	5,287
2016	4,801
2017	4,287
2018	3,872
Thereafter	18,055

Total	$37,690